UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Global High Income Fund (formerly DWS High Income Plus Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
43 Notes to Financial Statements
57 Report of Independent Registered Public Accounting Firm
58 Information About Your Fund's Expenses
59 Tax Information
60 Investment Management Agreement Approval
65 Summary of Management Fee Evaluation by Independent Fee Consultant
69 Board Members and Officers
74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy
On February 1, 2012, the fund was renamed from DWS High Income Plus Fund. We use a bottom-up approach that uses relative value and fundamental analysis to select securities within each industry, along with a top-down approach to assess macroeconomic trends and the overall risk and return in the market.

DWS Global High Income Fund returned 12.49% during the 12-month period ended October 31, 2012. The fund underperformed the 15.24% return of its benchmark, the Bank of America Merrill Lynch Global High Yield Constrained Index, but slightly outperformed the 12.32% average return of the funds in its Morningstar peer group, High Yield Bond Funds.

High-yield bonds continued to benefit from strong investor demand at a time of extremely low yields on government bonds and other low-risk investments. While events out of Europe caused periodic bouts of elevated investor risk aversion, the backdrop was favorable enough to encourage investors to take on more risk in order to pick up extra yield. U.S. economic data exhibited a gradual improvement and U.S. Federal Reserve Board (the Fed) policy — highlighted by its September 2012 decision to begin a new round of its stimulative quantitative easing policy — was highly supportive. Overseas, the news flow out of Europe improved due to the European Central Bank's effort to contain the region's crisis via a series of aggressive policy responses. Investors were also encouraged by the improving fundamentals of the high-yield asset class, as seen in the trailing 12-month dollar-weighted global speculative-grade default rate as reported by Moody's of 1.92% (which is low by historical measures), rising cash balances, reduced leverage and the ability of high-yield companies to refinance existing debt at more attractive rates. Taken together, these factors created a strong backdrop for the high-yield market during the past year.

Fund Performance

Security selection was the most important factor driving the fund's relative performance during the past year. An overweight in Cricket Communications, Inc., a subsidiary of Leap Wireless International, assisted performance as the bonds received a credit rating upgrade and the parent was rumored to be considering a sale of the company to a stronger wireless telecommunication provider. An overweight in the bonds of the mobile telecommunication provider Digicel Group Ltd. also assisted performance as the issuer extended debt maturities at reduced interest rates. Our overweight in the bonds of the German telecommunications provider Unitymedia PLC was an additional positive for performance. The issuer delivered solid operational and financial results, and it refinanced and extended debt maturities. Fund performance also benefitted from our lack of position in the troubled oil and gas producer ATP Oil & Gas Corporation, a component of the benchmark, but not a holding of the fund, which filed for bankruptcy protection.

"We remain vigilant for potential defaults through our bottom-up credit research and security selection process."

The largest detractor from performance was the fund's overweight in the Latin American wireless carrier NII Holdings, Inc., which issues bonds through the entity NII Capital Corporation. The company received a credit rating downgrade by Standard & Poor's due to deteriorating operating and financial numbers that resulted from increasing competitive pressures in Brazil. Our overweight in Spanish gaming company Codere S.A. (Codere Finance Luxembourg)* also hurt performance, as ratings agencies downgraded the issuer due to rising nationalization risks in Argentina and the potential that its subsidiary's cash will become trapped in the country. Restrictions on cash leaving the issuer's Argentine subsidiaries would exacerbate an already weakened liquidity profile at the parent company, prompting us to sell the position. An overweight in the U.S. independent power producer Edison Mission Energy* also hurt performance as investors lowered their valuations on the bonds of this troubled, coal-fired generator.

* Not held in the portfolio as of October 31, 2012.

Outlook and Positioning

We believe this fund offers a diversified, global approach to investing in high-yield bonds. As of October 31, 2012, 60.2% of the portfolio was invested in domestic securities and 39.8% in securities issued outside of the United States.

We maintain a cautiously optimistic outlook on high-yield bonds. We continue to favor the single-B credit tier, where we remain overweight vs. the benchmark. At the end of October 2012, the yield advantage — or spread — of global high-yield bonds, as measured by the Credit Suisse High Yield Index and relative to comparable U.S. Treasuries was 587 basis points (5.87 percentage points), 1.34 percentage points lower than it was one year ago. At this level, the yield spread is not meaningfully below the long-run average, and it continues to price in a higher default rate than we expect to materialize over the near term. While the 6.73% yield to maturity of our benchmark index as of October 31, 2012 is far less generous than in recent periods, we continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current spread and a low default rate. In combination, these factors form the basis for our favorable outlook on high-yield bonds.

Having said this, we expect that market volatility will remain elevated due to concerns about slowing growth in the developed economies, sovereign debt problems in Europe and potential contagion in the emerging markets. We therefore remain vigilant for potential defaults through our bottom-up credit research and security selection process.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the U.S. Army from 1988 to 1991.

• Head of U.S. High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below-investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign-currency long-term debt rating. The index limits the percentage represented by any single issuer in the index. On February 1, 2012, the Bank of America Merrill Lynch Global High Yield Constrained Index replaced the Credit Suisse High Yield Index as the fund's market index because the Advisor believes that it more accurately reflects the fund's current investment strategy. The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Morningstar High Yield Bond Funds category represents funds with at least 65% of their assets in bonds rated below BBB.

Quantitative easing entails the purchase of government and other securities from the market in an effort to increase money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Yield (or current yield) is the income generated by an investment divided by its current price.

One basis point equals 1/100 of a percentage point.

The trailing 12-month dollar-weighted global speculative-grade default rate as reported by Moody's calculates the dollar value of defaults divided by the total value of the rated high-yield bond market. The ratings of Moody's Investors Service, Inc. (Moody's) represent the company's opinions as to the quality of the securities it rates. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Sovereign debt is debt that is issued by a national government.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.49%	11.53%	7.05%	9.52%
Class B	11.64%	10.69%	6.21%	8.67%
Class C	11.84%	10.76%	6.29%	8.71%
Bank of America Merrill Lynch Global High Yield Constrained Index†	15.24%	12.59%	9.75%	11.26%
Credit Suisse High Yield Index††	12.86%	12.20%	8.64%	10.70%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	7.43%	9.83%	6.07%	9.01%
Class B (max 4.00% CDSC)	8.64%	10.14%	6.06%	8.67%
Class C (max 1.00% CDSC)	11.84%	10.76%	6.29%	8.71%
Bank of America Merrill Lynch Global High Yield Constrained Index†	15.24%	12.59%	9.75%	11.26%
Credit Suisse High Yield Index††	12.86%	12.20%	8.64%	10.70%
No Sales Charges
Class S	12.68%	11.71%	7.23%	9.75%
Institutional Class	12.89%	11.95%	7.45%	9.91%
Bank of America Merrill Lynch Global High Yield Constrained Index†	15.24%	12.59%	9.75%	11.26%
Credit Suisse High Yield Index††	12.86%	12.20%	8.64%	10.70%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.07%, 1.87%, 1.81%, 0.90% and 0.73% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B, C and S shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS Global High Income Fund (formerly DWS High Income Plus Fund) during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The index limits the percentage represented by any single issuer in the index. On February 1, 2012, the Bank of America Merrill Lynch Global High Yield Constrained Index replaced Credit Suisse High Yield Index as the fund's market index because the Advisor believes that it more accurately reflects the fund's current investment strategy.

†† The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/12	$7.08	$7.06	$7.11	$7.11	$7.06
10/31/11	$6.74	$6.72	$6.76	$6.77	$6.72
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.47	$.42	$.42	$.49	$.49
October Income Dividend	$.0379	$.0333	$.0336	$.0396	$.0396
SEC 30-day Yield as of 10/31/12†††	5.01%	4.49%	4.49%	5.50%	5.55%
Current Annualized Distribution Rate as of 10/31/12†††	6.42%	5.66%	5.67%	6.68%	6.73%

††† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.99%, 4.47%, 4.41% and 5.49% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 6.40%, 5.64%, 5.59% and 6.67% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — High Yield Bond Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	280	of	580	48
3-Year	189	of	513	37
5-Year	262	of	449	58
Class B 1-Year	409	of	580	70
3-Year	376	of	513	73
5-Year	359	of	449	80
Class C 1-Year	377	of	580	65
3-Year	364	of	513	71
5-Year	349	of	449	77
Class S 1-Year	251	of	580	43
3-Year	149	of	513	29
5-Year	232	of	449	52
Institutional Class 1-Year	218	of	580	38
3-Year	110	of	513	22
5-Year	195	of	449	43
10-Year	88	of	312	28

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 92.8%
Consumer Discretionary 19.2%
AMC Entertainment, Inc., 8.75%, 6/1/2019		1,220,000	1,348,100
AMC Networks, Inc., 7.75%, 7/15/2021		160,000	181,200
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		830,000	858,012
8.375%, 11/15/2020		835,000	922,675
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		1,845,000	2,013,356
9.625%, 3/15/2018		470,000	523,462
Block Communications, Inc., 144A, 7.25%, 2/1/2020		720,000	765,000
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018 (b)		955,000	1,026,625
Cablevision Systems Corp.:
7.75%, 4/15/2018		115,000	127,794
8.0%, 4/15/2020 (b)		115,000	129,088
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		1,430,000	1,404,975
10.0%, 12/15/2018		815,000	509,375
11.25%, 6/1/2017		1,420,000	1,537,150
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		410,000	428,450
CCO Holdings LLC:
6.5%, 4/30/2021 (b)		2,075,000	2,204,687
6.625%, 1/31/2022		850,000	922,250
7.0%, 1/15/2019		220,000	236,500
7.375%, 6/1/2020		105,000	117,600
7.875%, 4/30/2018		400,000	432,000
8.125%, 4/30/2020 (b)		270,000	303,750
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		445,000	438,881
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		2,840,000	3,038,800
CET 21 spol sro, 144A, 9.0%, 11/1/2017	EUR	1,000,000	1,399,841
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		210,000	197,925
Series B, 7.625%, 3/15/2020 (b)		2,165,000	2,062,162
Series A, 9.25%, 12/15/2017		165,000	176,963
Crown Media Holdings, Inc., 10.5%, 7/15/2019		525,000	591,937
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		480,000	469,200
DISH DBS Corp.:
6.75%, 6/1/2021		90,000	100,238
7.875%, 9/1/2019		565,000	662,462
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		735,000	459
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		775,000	786,625
Harron Communications LP, 144A, 9.125%, 4/1/2020		265,000	286,200
Hertz Corp.:
6.75%, 4/15/2019		160,000	169,800
144A, 6.75%, 4/15/2019		410,000	435,113
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		445,000	437,769
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		375,000	409,688
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		245,000	260,925
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		970,000	1,087,612
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		790,000	795,925
Mediacom LLC:
7.25%, 2/15/2022		205,000	219,863
9.125%, 8/15/2019		500,000	553,750
MGM Resorts International:
144A, 6.75%, 10/1/2020		325,000	322,563
7.5%, 6/1/2016		370,000	392,200
7.625%, 1/15/2017 (b)		1,010,000	1,063,025
144A, 8.625%, 2/1/2019 (b)		1,595,000	1,724,594
10.0%, 11/1/2016		415,000	473,100
Michaels Stores, Inc., 13.0%, 11/1/2016 (b)		156,000	162,759
National CineMedia LLC:
144A, 6.0%, 4/15/2022		410,000	432,550
7.875%, 7/15/2021		445,000	486,163
Norcraft Companies LP, 10.5%, 12/15/2015		1,670,000	1,674,175
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		745,000	785,975
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		565,000	575,594
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		605,000	667,769
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		220,000	220,825
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		375,000	382,500
Regal Entertainment Group, 9.125%, 8/15/2018 (b)		330,000	366,300
Sabre Holdings Corp., 8.35%, 3/15/2016		555,000	567,487
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		410,000	446,900
144A, 7.804%, 10/1/2020		645,000	660,222
Sirius XM Radio, Inc., 144A, 5.25%, 8/15/2022		190,000	190,000
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022		190,000	203,538
Series B, 9.0%, 3/15/2018		1,000,000	1,088,750
Sotheby's, 144A, 5.25%, 10/1/2022		380,000	385,700
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016 (b)		355,000	362,544
Travelport LLC:
5.043%**, 9/1/2014		520,000	378,300
9.0%, 3/1/2016 (b)		140,000	100,450
UCI International, Inc., 8.625%, 2/15/2019		220,000	218,075
Unitymedia Hessen GmbH & Co., KG:
144A, 7.5%, 3/15/2019		825,000	907,500
144A, 8.125%, 12/1/2017		2,075,000	2,241,000
144A, 8.125%, 12/1/2017	EUR	390,000	544,674
Unitymedia KabelBW GmbH:
144A, 9.5%, 3/15/2021	EUR	3,000,000	4,393,946
144A, 9.625%, 12/1/2019	EUR	1,525,000	2,203,940
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		105,000	107,363
144A, 7.875%, 11/1/2020		250,000	265,000
144A, 8.5%, 5/15/2021		270,000	271,350
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	2,725,000	3,851,654
144A, 9.75%, 4/15/2018	EUR	1,165,000	1,608,165
Videotron Ltd., 5.0%, 7/15/2022		3,770,000	3,901,950
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		390,000	402,675
Visant Corp., 10.0%, 10/1/2017		845,000	816,481
Visteon Corp., 6.75%, 4/15/2019		795,000	817,856
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		605,000	641,300
			67,881,099
Consumer Staples 1.7%
Alliance One International, Inc., 10.0%, 7/15/2016		270,000	278,775
Constellation Brands, Inc., 6.0%, 5/1/2022		185,000	209,975
Del Monte Corp., 7.625%, 2/15/2019 (b)		760,000	780,900
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		905,000	905,000
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		305,000	314,912
Michael Foods Group, Inc., 9.75%, 7/15/2018		760,000	845,500
NBTY, Inc., 9.0%, 10/1/2018		255,000	285,600
Rite Aid Corp., 9.25%, 3/15/2020		215,000	219,838
Smithfield Foods, Inc., 6.625%, 8/15/2022		470,000	492,325
Tops Holding Corp., 10.125%, 10/15/2015		610,000	642,787
TreeHouse Foods, Inc., 7.75%, 3/1/2018		255,000	279,225
U.S. Foods, Inc., 144A, 8.5%, 6/30/2019		740,000	775,150
			6,029,987
Energy 9.8%
Access Midstream Partners LP, 6.125%, 7/15/2022		610,000	645,075
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		620,000	544,050
Arch Coal, Inc.:
7.0%, 6/15/2019 (b)		205,000	181,938
7.25%, 10/1/2020 (b)		200,000	177,000
7.25%, 6/15/2021 (b)		330,000	291,225
Berry Petroleum Co., 6.75%, 11/1/2020		210,000	222,600
BreitBurn Energy Partners LP:
144A, 7.875%, 4/15/2022		385,000	398,475
8.625%, 10/15/2020		410,000	443,825
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		265,000	252,413
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		1,050,000	1,210,125
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		240,000	259,800
8.5%, 12/15/2019		245,000	270,113
CONSOL Energy, Inc.:
6.375%, 3/1/2021		160,000	159,200
8.0%, 4/1/2017		530,000	560,475
Continental Resources, Inc., 144A, 5.0%, 9/15/2022		330,000	348,150
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		1,125,000	1,150,312
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		195,000	195,975
8.875%, 2/15/2018		595,000	638,137
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		750,000	787,500
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		965,000	962,587
EP Energy LLC:
144A, 6.875%, 5/1/2019 (b)		645,000	696,600
144A, 7.75%, 9/1/2022		325,000	336,375
144A, 9.375%, 5/1/2020 (b)		300,000	331,500
EV Energy Partners LP, 8.0%, 4/15/2019		825,000	868,312
Frontier Oil Corp., 6.875%, 11/15/2018		115,000	122,475
Global Geophysical Services, Inc., 10.5%, 5/1/2017		1,340,000	1,266,300
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		575,000	606,625
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		205,000	215,250
8.25%, 3/15/2018		590,000	637,200
Linn Energy LLC:
144A, 6.25%, 11/1/2019		1,130,000	1,130,000
6.5%, 5/15/2019		245,000	246,838
MarkWest Energy Partners LP, 5.5%, 2/15/2023		475,000	498,750
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		750,000	802,500
144A, 6.5%, 3/15/2021		425,000	455,812
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		435,000	461,100
Murray Energy Corp., 144A, 10.25%, 10/15/2015		785,000	769,300
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		1,030,000	1,066,050
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		305,000	322,537
7.25%, 2/1/2019		1,275,000	1,364,250
Offshore Group Investment Ltd.: 144A, 7.5%, 11/1/2019		1,110,000	1,093,350
11.5%, 8/1/2015		291,000	319,736
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		660,000	554,400
Peabody Energy Corp.:
6.0%, 11/15/2018		255,000	264,563
6.25%, 11/15/2021		295,000	304,588
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017 (b)		1,590,000	1,427,025
Petroleos Mexicanos, 5.5%, 6/27/2044		785,000	855,650
Plains Exploration & Production Co.:
6.125%, 6/15/2019		440,000	438,900
6.75%, 2/1/2022		1,000,000	1,005,000
6.875%, 2/15/2023		980,000	978,775
Quicksilver Resources, Inc., 11.75%, 1/1/2016		915,000	942,450
SandRidge Energy, Inc., 7.5%, 3/15/2021		465,000	483,600
SESI LLC, 6.375%, 5/1/2019		425,000	454,750
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		555,000	557,775
Swift Energy Co.:
7.875%, 3/1/2022		790,000	821,600
144A, 7.875%, 3/1/2022		470,000	488,800
Tesoro Corp.:
4.25%, 10/1/2017		410,000	425,375
5.375%, 10/1/2022 (b)		285,000	297,113
Venoco, Inc., 8.875%, 2/15/2019		1,060,000	932,800
			34,542,999
Financials 21.9%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		1,020,000	938,400
AerCap Aviation Solutions BV, 6.375%, 5/30/2017 (b)		885,000	915,975
Ally Financial, Inc.:
5.5%, 2/15/2017		725,000	767,176
6.25%, 12/1/2017		1,015,000	1,114,718
8.0%, 3/15/2020		670,000	799,042
8.0%, 11/1/2031		670,000	797,300
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		390,000	393,413
Alrosa Finance SA:
144A, 7.75%, 11/3/2020		2,000,000	2,287,600
144A, 8.875%, 11/17/2014		640,000	709,632
AmeriGas Finance LLC:
6.75%, 5/20/2020		205,000	220,375
7.0%, 5/20/2022		205,000	222,681
Antero Resources Finance Corp.:
7.25%, 8/1/2019		535,000	577,800
9.375%, 12/1/2017		735,000	810,338
Banco Bradesco SA, 144A, 5.75%, 3/1/2022		3,000,000	3,240,000
Banco do Brasil SA, 3.875%, 10/10/2022		2,365,000	2,357,905
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK) (c)		780,000	780,000
Cequel Communications Escrow 1 LLC, 144A, 6.375%, 9/15/2020		320,000	324,000
CIT Group, Inc., 5.25%, 3/15/2018		1,065,000	1,131,562
CNH Capital LLC, 144A, 3.875%, 11/1/2015		270,000	276,750
Cyfrowy Polsat Finance AB, 144A, 7.125%, 5/20/2018	EUR	1,825,000	2,542,883
Dufry Finance SCA, 144A, 5.5%, 10/15/2020		1,585,000	1,612,737
E*TRADE Financial Corp.:
6.75%, 6/1/2016		1,035,000	1,099,687
12.5%, 11/30/2017		1,428,000	1,617,210
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		415,000	436,788
144A, 5.875%, 1/31/2022		360,000	382,950
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		345,000	395,888
Greif Luxembourg Finance SCA, 144A, 7.375%, 7/15/2021	EUR	5,000,000	7,096,817
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	513,190	0
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		185,000	184,538
8.875%, 2/1/2018		4,475,000	4,519,750
International Lease Finance Corp.:
5.75%, 5/15/2016		195,000	205,898
6.25%, 5/15/2019		485,000	522,709
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018 (b)		1,165,000	1,214,512
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		1,425,000	1,449,937
8.125%, 7/1/2019		1,225,000	1,307,687
8.625%, 7/15/2020 (b)		610,000	664,900
MPM Escrow LLC, 144A, 8.875%, 10/15/2020		610,000	597,800
MPT Operating Partnership LP, (REIT), 6.875%, 5/1/2021		525,000	567,000
National Money Mart Co., 10.375%, 12/15/2016		1,320,000	1,473,450
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		300,000	315,000
144A, 5.875%, 3/15/2022		510,000	543,150
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		285,000	283,575
NII Capital Corp., 7.625%, 4/1/2021		3,730,000	2,946,700
Pinnacle Foods Finance LLC, 8.25%, 9/1/2017		760,000	817,000
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		765,000	772,650
6.875%, 2/15/2021		1,000,000	1,062,500
7.125%, 4/15/2019		885,000	942,525
8.25%, 2/15/2021		410,000	402,825
8.5%, 5/15/2018		800,000	796,000
9.875%, 8/15/2019		240,000	251,400
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020 (b)		1,995,000	2,274,300
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		775,000	855,406
144A, 7.75%, 2/15/2017	EUR	2,355,000	3,357,736
144A, 8.5%, 2/15/2019		330,000	368,363
144A, 8.75%, 2/15/2019	EUR	205,000	298,922
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		435,000	438,806
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		335,000	333,325
Telenet Finance III Luxembourg SCA, 144A, 6.625%, 2/15/2021	EUR	1,000,000	1,347,995
Telenet Finance Luxembourg SCA, 144A, 6.375%, 11/15/2020	EUR	2,575,000	3,462,744
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022	EUR	435,000	580,740
144A, 6.75%, 8/15/2024	EUR	435,000	582,149
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		640,000	692,000
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		470,000	468,825
TVN Finance Corp. III AB, 144A, 7.875%, 11/15/2018	EUR	1,000,000	1,338,274
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		335,000	358,450
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		405,000	445,500
UR Merger Sub Corp.:
144A, 7.375%, 5/15/2020		695,000	752,338
144A, 7.625%, 4/15/2022		695,000	761,025
Virgin Media Finance PLC:
4.875%, 2/15/2022		495,000	499,950
5.25%, 2/15/2022		850,000	888,250
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		1,125,000	1,095,625
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021 (c)		195,000	195,488
			77,087,344
Health Care 3.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		940,000	990,525
Biomet, Inc.:
144A, 6.5%, 8/1/2020		670,000	691,775
144A, 6.5%, 10/1/2020		190,000	184,775
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,120,500
7.125%, 7/15/2020		1,230,000	1,300,725
HCA Holdings, Inc., 7.75%, 5/15/2021 (b)		1,100,000	1,185,250
HCA, Inc.:
5.875%, 3/15/2022		515,000	552,337
7.5%, 2/15/2022		1,600,000	1,788,000
Hologic, Inc., 144A, 6.25%, 8/1/2020		370,000	392,200
IMS Health, Inc., 144A, 6.0%, 11/1/2020		485,000	493,488
Mylan, Inc., 144A, 7.875%, 7/15/2020		175,000	197,531
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		595,000	651,525
STHI Holding Corp., 144A, 8.0%, 3/15/2018		625,000	668,750
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		765,000	807,075
			11,024,456
Industrials 7.7%
Accuride Corp., 9.5%, 8/1/2018 (b)		835,000	823,519
Aguila 3 SA, 144A, 7.875%, 1/31/2018		1,495,000	1,580,962
Air Lease Corp., 144A, 5.625%, 4/1/2017		430,000	440,750
Armored Autogroup, Inc., 9.25%, 11/1/2018		1,110,000	954,600
BakerCorp International, Inc., 8.25%, 6/1/2019		605,000	605,000
Belden, Inc., 144A, 5.5%, 9/1/2022		655,000	666,463
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		3,700,000	3,898,875
Briggs & Stratton Corp., 6.875%, 12/15/2020		305,000	337,025
Casella Waste Systems, Inc., 7.75%, 2/15/2019		1,115,000	1,092,700
CHC Helicopter SA, 9.25%, 10/15/2020		935,000	949,025
Ducommun, Inc., 9.75%, 7/15/2018		615,000	650,363
DynCorp International, Inc., 10.375%, 7/1/2017		885,000	778,800
Florida East Coast Railway Corp., 8.125%, 2/1/2017		410,000	434,600
FTI Consulting, Inc., 6.75%, 10/1/2020		10,000	10,650
Garda World Security Corp., 144A, 9.75%, 3/15/2017		670,000	707,687
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		525,000	567,000
7.125%, 3/15/2021 (b)		105,000	112,875
Interline Brands, Inc., 7.5%, 11/15/2018		535,000	577,800
Iron Mountain, Inc., 5.75%, 8/15/2024		665,000	663,338
Meritor, Inc.:
8.125%, 9/15/2015 (b)		560,000	562,800
10.625%, 3/15/2018 (b)		630,000	635,513
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019 (b)		1,395,000	1,234,575
8.875%, 11/1/2017		785,000	804,625
Navios South American Logistics, Inc., 9.25%, 4/15/2019		540,000	511,650
Nortek, Inc.:
8.5%, 4/15/2021 (b)		1,305,000	1,402,875
144A, 8.5%, 4/15/2021		335,000	358,450
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		325,000	341,250
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		885,000	971,287
Sitel LLC, 11.5%, 4/1/2018		995,000	711,425
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		400,000	416,000
Techem Energy Metering Service GmbH & Co., KG, 144A, 7.875%, 10/1/2020	EUR	200,000	273,812
Techem GmbH, 144A, 6.125%, 10/1/2019	EUR	800,000	1,086,173
Titan International, Inc., 7.875%, 10/1/2017		955,000	1,009,912
United Rentals North America, Inc., 6.125%, 6/15/2023		50,000	50,625
Welltec A/S, 144A, 8.0%, 2/1/2019		1,000,000	1,040,000
			27,263,004
Information Technology 3.1%
Aspect Software, Inc., 10.625%, 5/15/2017		630,000	589,050
Avaya, Inc., 144A, 7.0%, 4/1/2019		1,515,000	1,382,437
CDW LLC, 8.5%, 4/1/2019 (b)		1,635,000	1,745,362
CommScope, Inc., 144A, 8.25%, 1/15/2019		875,000	942,812
eAccess Ltd., 144A, 8.25%, 4/1/2018		610,000	683,200
Equinix, Inc., 7.0%, 7/15/2021		420,000	466,200
First Data Corp.:
144A, 6.75%, 11/1/2020		1,350,000	1,350,000
144A, 7.375%, 6/15/2019		470,000	486,450
144A, 8.875%, 8/15/2020		885,000	964,650
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		415,000	461,688
MasTec, Inc., 7.625%, 2/1/2017		690,000	714,150
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		440,000	431,200
Seagate HDD Cayman, 7.0%, 11/1/2021		130,000	135,850
SunGard Data Systems, Inc., 144A, 6.625%, 11/1/2019 (c)		490,000	494,288
ViaSat, Inc., 6.875%, 6/15/2020		100,000	104,500
			10,951,837
Materials 13.1%
APERAM:
144A, 7.375%, 4/1/2016		400,000	348,000
144A, 7.75%, 4/1/2018		475,000	389,500
Appleton Papers, Inc., 11.25%, 12/15/2015		328,000	340,300
Berry Plastics Corp.:
9.5%, 5/15/2018		670,000	728,625
9.75%, 1/15/2021 (b)		835,000	947,725
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	1,175,000	1,530,590
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		487,140	530,983
Clearwater Paper Corp., 7.125%, 11/1/2018		715,000	779,797
Continental Rubber of America Corp., 144A, 4.5%, 9/15/2019		305,000	311,558
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	2,000,000	2,812,644
CSN Resources SA, 144A, 6.5%, 7/21/2020 (b)		4,450,000	5,028,500
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		2,535,000	2,389,237
144A, 9.875%, 6/15/2015		370,000	288,600
Exopack Holding Corp., 10.0%, 6/1/2018		415,000	383,875
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		1,235,000	1,185,600
144A, 6.875%, 4/1/2022		880,000	827,200
144A, 7.0%, 11/1/2015		750,000	757,500
144A, 8.25%, 11/1/2019		520,000	520,000
Greif, Inc., 7.75%, 8/1/2019		190,000	218,025
Huntsman International LLC:
8.625%, 3/15/2020 (b)		630,000	710,325
8.625%, 3/15/2021 (b)		255,000	290,063
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		960,000	957,600
Ineos Finance PLC:
144A, 7.5%, 5/1/2020		325,000	329,063
144A, 9.0%, 5/15/2015		190,000	201,400
JMC Steel Group, 144A, 8.25%, 3/15/2018		620,000	629,300
Kaiser Aluminum Corp., 8.25%, 6/1/2020		500,000	541,250
KGHM International Ltd., 144A, 7.75%, 6/15/2019		1,125,000	1,161,562
Koppers, Inc., 7.875%, 12/1/2019		725,000	795,688
Kraton Polymers LLC, 6.75%, 3/1/2019		410,000	422,300
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		610,000	635,925
Molycorp, Inc., 144A, 10.0%, 6/1/2020		785,000	755,563
Momentive Performance Materials, Inc., 9.5%, 1/15/2021	EUR	705,000	667,063
Novelis, Inc.:
8.375%, 12/15/2017		1,585,000	1,723,687
8.75%, 12/15/2020		855,000	942,638
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	5,235,000	7,548,693
Old AII, Inc.:
7.625%, 2/15/2018 (b)		410,000	416,150
144A, 7.875%, 11/1/2020		110,000	109,450
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		960,000	1,010,400
Polymer Group, Inc., 7.75%, 2/1/2019		545,000	583,150
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		510,000	520,200
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		290,000	316,825
144A, 8.375%, 9/15/2021		290,000	319,000
United States Steel Corp., 7.375%, 4/1/2020 (b)		850,000	854,250
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		1,575,000	1,626,187
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		1,595,000	1,718,612
Wolverine Tube, Inc., 12.0%, 6/28/2014		202,288	198,040
			46,302,643
Telecommunication Services 11.4%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,820,000	1,947,400
8.375%, 10/15/2020		1,875,000	2,015,625
8.75%, 3/15/2018 (b)		695,000	701,950
CPI International, Inc., 8.0%, 2/15/2018		475,000	453,625
Cricket Communications, Inc.:
7.75%, 10/15/2020		2,910,000	3,000,937
10.0%, 7/15/2015		465,000	488,831
Crown Castle International Corp., 144A, 5.25%, 1/15/2023		235,000	243,225
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		1,410,000	1,519,275
144A, 10.5%, 4/15/2018		890,000	983,450
Digicel Ltd., 144A, 8.25%, 9/1/2017		4,340,000	4,665,500
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	907,381	353
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		700,000	745,500
8.25%, 4/15/2017		705,000	812,513
8.5%, 4/15/2020 (b)		940,000	1,085,700
8.75%, 4/15/2022		300,000	345,750
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020 (b)		1,275,000	1,354,687
7.5%, 4/1/2021		1,590,000	1,705,275
8.5%, 11/1/2019		1,045,000	1,173,012
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,205,000	1,265,250
11.5%, 2/4/2017 (PIK)		3,955,000	4,162,637
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019 (b)		105,000	110,250
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		815,000	876,125
7.875%, 9/1/2018		760,000	832,200
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015		538,000	538,673
Pacnet Ltd., 144A, 9.25%, 11/9/2015		410,000	408,975
SBA Communications Corp., 144A, 5.625%, 10/1/2019		385,000	391,256
Sprint Nextel Corp.:
6.0%, 12/1/2016		3,780,000	4,063,500
8.375%, 8/15/2017		620,000	719,200
9.125%, 3/1/2017		595,000	699,125
Syniverse Holdings, Inc., 9.125%, 1/15/2019		245,000	260,925
Telesat Canada, 144A, 6.0%, 5/15/2017		510,000	531,675
Windstream Corp.:
7.5%, 6/1/2022		315,000	333,900
7.5%, 4/1/2023		765,000	805,163
7.75%, 10/15/2020		325,000	350,188
8.125%, 9/1/2018 (b)		605,000	654,913
			40,246,563
Utilities 1.8%
AES Corp.:
8.0%, 10/15/2017		595,000	680,531
8.0%, 6/1/2020		855,000	987,525
Calpine Corp., 144A, 7.5%, 2/15/2021		797,000	866,737
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024 (b)		2,025,000	794,813
Energy Future Intermediate Holding Co., LLC:
10.0%, 12/1/2020		245,000	267,663
144A, 11.75%, 3/1/2022		1,500,000	1,466,250
NRG Energy, Inc.:
7.625%, 1/15/2018		360,000	393,300
8.25%, 9/1/2020		130,000	143,325
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		505,000	88,375
144A, 11.5%, 10/1/2020		645,000	461,175
			6,149,694
Total Corporate Bonds (Cost $317,136,397)			327,479,626

Government & Agency Obligation 0.3%
Sovereign Bonds
Republic of Croatia, 144A, 6.25%, 4/27/2017 (Cost $1,054,403)		1,060,000	1,164,940

Loan Participations and Assignments 1.4%
Senior Loans** 0.8%
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015		132,936	61,815
Chesapeake Energy Corp., Term Loan, 8.5%, 12/1/2017		243,866	244,558
Clear Channel Communication, Inc., Term Loan B, 3.862%, 1/29/2016		477,436	393,887
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/1/2019		2,000,000	2,015,000
			2,715,260
Sovereign Loans 0.6%
Sberbank of Russia, 144A, 6.125%, 2/7/2022		1,000,000	1,119,030
Vimpel Communications, 144A, 6.493%, 2/2/2016		870,000	928,768
			2,047,798
Total Loan Participations and Assignments (Cost $5,343,854)			4,763,058

Convertible Bonds 0.7%
Consumer Discretionary 0.3%
Group 1 Automotive, Inc., 3.0%, 3/15/2020 (b)		665,000	1,173,725
Industrials 0.1%
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0% to 3/1/2026		235,000	203,569
Materials 0.3%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK)		1,281,636	1,251,774
Total Convertible Bonds (Cost $2,125,522)			2,629,068

Preferred Securities 0.6%
Finanicals 0.3%
Citigroup, Inc., 5.95%, 1/30/2023 (d)		980,000	1,010,013
Materials 0.3%
Hercules, Inc., 6.5%, 6/30/2029		1,279,000	1,183,075
Total Preferred Securities (Cost $1,735,708)			2,193,088

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (e) (Cost $43,000)	43	149,537

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Postmedia Network Canada Corp.*	14,367	28,770
Trump Entertainment Resorts, Inc.*	72	0
Vertis Holdings, Inc.*	839	0
		28,770
Industrials 0.0%
Congoleum Corp.*	23,760	0
Quad Graphics, Inc.	76	1,393
		1,393
Materials 0.1%
GEO Specialty Chemicals, Inc.*	18,710	7,016
GEO Specialty Chemicals, Inc. 144A*	1,703	639
Wolverine Tube, Inc.*	8,966	216,529
		224,184
Total Common Stocks (Cost $609,894)		254,347

Preferred Stock 0.4%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $1,413,969)	1,550	1,493,716

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,593	271
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	118,267	43,286
Hercules Trust II, Expiration Date 3/31/2029*	1,219	13,458
		56,744
Total Warrants (Cost $239,283)		57,015

Securities Lending Collateral 10.0%
Daily Assets Fund Institutional, 0.21% (f) (g) (Cost $35,284,686)	35,284,686	35,284,686

Cash Equivalents 2.4%
Central Cash Management Fund, 0.18% (f) (Cost $8,305,962)	8,305,962	8,305,962

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $373,292,678)†	108.7	383,775,043
Other Assets and Liabilities, Net	(8.7)	(30,745,621)
Net Assets	100.0	353,029,422

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	700,000	USD	704,712	0
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	907,381	EUR	1,235,301	353
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	735,000	USD	735,339	459
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	513,190	EUR	146,073	0
					2,821,425	812

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

† The cost for federal income tax purposes was $373,292,972. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $10,482,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,785,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,303,857.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $33,714,816, which is 9.6% of net assets

(c) When-issued security.

(d) Date shown is call date; not a maturity date for the perpetual preferred securities.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	43,000	149,537	0.04%

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principal.

REIT: Real Estate Investment Trust

At October 31, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/21/2010 9/20/2013	720,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	32,065	8,825	23,240
6/21/2010 9/20/2013	2,320,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	103,321	(71,200)	174,521
6/21/2010 9/20/2015	1,020,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	103,424	(18,183)	121,607
6/21/2010 9/20/2015	325,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	32,954	(30,875)	63,829
6/21/2010 9/20/2015	600,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	60,838	(51,850)	112,688
6/21/2010 9/20/2015	200,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	20,280	(13,791)	34,071
6/20/2011 9/20/2016	890,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(1,672)	25,777	(27,449)
9/20/2011 12/20/2016	1,500,000	6	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	185,015	55,609	129,406
9/20/2011 12/20/2016	450,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(3,992)	(7,267)	3,275
9/20/2011 12/20/2016	300,000	2	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(2,662)	(4,845)	2,183
12/20/2011 3/20/2017	720,000	5	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	84,058	26,608	57,450
Total net unrealized appreciation							694,821

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 Citigroup, Inc.

2 The Goldman Sachs & Co.

3 Bank of America

4 JPMorgan Chase Securities, Inc.

5 Credit Suisse

6 Barclays Bank PLC

As of October 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	37,412,500	USD	48,399,803	11/16/2012	(99,369)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$327,281,586	$198,040	$327,479,626
Government & Agency Obligation	—	1,164,940	—	1,164,940
Loan Participations and Assignments	—	4,763,058	0	4,763,058
Convertible Bonds	—	1,377,294	1,251,774	2,629,068
Preferred Securities	—	2,193,088	—	2,193,088
Other Investments	—	—	149,537	149,537
Common Stocks (j)	30,163	—	224,184	254,347
Preferred Stock	—	1,493,716	—	1,493,716
Warrants (j)	—	—	57,015	57,015
Short-Term Investments (j)	43,590,648	—	—	43,590,648
Derivatives (k)
Credit Default Swap Contracts	—	722,270	—	722,270
Total	$43,620,811	$338,995,952	$1,880,550	$384,497,313
Liabilities
Derivatives (k)
Credit Default Swap Contracts	$—	$(27,449)	$—	$(27,449)
Forward Foreign Currency Exchange Contracts	—	(99,369)	—	(99,369)
Total	$—	$(126,818)	$—	$(126,818)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contacts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $329,702,030) — including $33,714,816 of securities loaned	$340,184,395
Investments in Daily Assets Fund Institutional (cost $35,284,686)*	35,284,686
Investment in Central Cash Management Fund (cost $8,305,962)	8,305,962
Total investments in securities, at value (cost $373,292,678)	383,775,043
Cash	17,792
Foreign currency, at value (cost $68)	68
Receivable for investments sold	92,144
Receivable for investments sold — when-issued securities	544,131
Receivable for Fund shares sold	525,006
Dividends receivable	27,125
Interest receivable	6,308,406
Unrealized appreciation on swap contracts	722,270
Upfront payments paid on swap contracts	116,819
Foreign taxes recoverable	1,577
Due from Advisor	125
Other assets	47,990
Total assets	392,178,496
Liabilities
Payable upon return of securities loaned	35,284,686
Payable for investments purchased — when-issued securities	2,004,513
Payable for Fund shares redeemed	688,592
Unrealized depreciation on forward foreign currency exchange contracts	99,369
Unrealized depreciation on swap contracts	27,449
Upfront payments received on swap contracts	198,011
Distributions payable	385,162
Accrued management fee	149,708
Accrued Trustees' fees	2,196
Other accrued expenses and payables	309,388
Total liabilities	39,149,074
Net assets, at value	$353,029,422

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets consist of
Undistributed net investment income	1,056,772
Net unrealized appreciation (depreciation) on: Investments	10,482,365
Swap contracts	694,821
Foreign currency	(79,491)
Accumulated net realized gain (loss)	(50,953,819)
Paid-in capital	391,828,774
Net assets, at value	$353,029,422
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,083,587 ÷ 4,672,749 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.08
Maximum offering price per share (100 ÷ 95.50 of $7.08)	$7.41
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,172,627 ÷ 166,018 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.06
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,237,821 ÷ 1,722,020 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.11
Class S Net Asset Value, offering and redemption price(a) per share ($264,160,991 ÷ 37,130,833 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.11
Institutional Class Net Asset Value, offering and redemption price(a) per share ($42,374,396 ÷ 6,003,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.06

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$26,587,070
Dividends (net of foreign taxes withheld of $46)	87,175
Income distributions — Central Cash Management Fund	12,381
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	113,213
Total income	26,799,839
Expenses: Management fee	1,705,987
Administration fee	341,197
Services to shareholders	559,997
Distribution and service fees	197,611
Custodian fee	31,719
Professional fees	97,217
Reports to shareholders	62,683
Registration fees	75,093
Trustees' fees and expenses	13,474
Other	59,042
Total expenses before expense reductions	3,144,020
Expense reductions	(5,378)
Total expenses after expense reductions	3,138,642
Net investment income (loss)	23,661,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,067,463
Swap contracts	429,407
Foreign currency	470,808
1,967,678
Change in net unrealized appreciation (depreciation) on: Investments	14,506,485
Swap contracts	163,418
Foreign currency	(45,111)
14,624,792
Net gain (loss)	16,592,470
Net increase (decrease) in net assets resulting from operations	$40,253,667

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$23,661,197	$26,015,526
Net realized gain (loss)	1,967,678	5,183,398
Change in net unrealized appreciation (depreciation)	14,624,792	(12,518,175)
Net increase (decrease) in net assets resulting from operations	40,253,667	18,680,749
Distributions to shareholders from: Net investment income: Class A	(2,105,677)	(2,199,974)
Class B	(85,345)	(119,841)
Class C	(677,561)	(712,390)
Class S	(18,378,530)	(20,590,946)
Institutional Class	(2,751,061)	(2,726,078)
Net realized gains: Class A	—	(49,789)
Class B	—	(3,549)
Class C	—	(18,132)
Class S	—	(493,629)
Institutional Class	—	(69,952)
Total distributions	(23,998,174)	(26,984,280)
Fund share transactions: Proceeds from shares sold	81,185,357	82,701,464
Reinvestment of distributions	19,961,671	22,241,969
Payments for shares redeemed	(100,554,053)	(137,169,678)
Redemption fees	25,636	26,578
Net increase (decrease) in net assets from Fund share transactions	618,611	(32,199,667)
Increase (decrease) in net assets	16,874,104	(40,503,198)
Net assets at beginning of period	336,155,318	376,658,516
Net assets at end of period (including undistributed net investment income of $1,056,772 and $654,511, respectively)	$353,029,422	$336,155,318

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.74		$6.91	$6.36		$5.26		$7.50
Income (loss) from investment operations: Net investment income (loss)a	.47		.49	.52		.50		.56
Net realized and unrealized gain (loss)	.34		(.16)	.55		1.12		(2.22)
Total from investment operations	.81		.33	1.07		1.62		(1.66)
Less distributions from: Net investment income	(.47)		(.49)	(.52)		(.50)		(.58)
Net realized gains on investment transactions	—		(.01)	—		—		—
Return of capital	—		—	—		(.02)		—
Total distributions	(.47)		(.50)	(.52)		(.52)		(.58)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$7.08		$6.74	$6.91		$6.36		$5.26
Total Return (%)b	12.49	c	4.98	17.48	c	32.63	c	(23.60	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		31	30		27		19
Ratio of expenses before expense reductions (%)	1.07		1.07	1.10		1.10		1.11
Ratio of expenses after expense reductions (%)	1.06		1.07	1.04		.98		.98
Ratio of net investment income (%)	6.79		7.11	7.87		9.02		8.14
Portfolio turnover rate (%)	69		57	71		67		35
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.72		$6.89	$6.34		$5.27		$7.51
Income (loss) from investment operations: Net investment income (loss)a	.41		.44	.47		.46		.50
Net realized and unrealized gain (loss)	.35		(.16)	.55		1.10		(2.22)
Total from investment operations	.76		.28	1.02		1.56		(1.72)
Less distributions from: Net investment income	(.42)		(.44)	(.47)		(.47)		(.52)
Net realized gains on investment transactions	—		(.01)	—		—		—
Return of capital	—		—	—		(.02)		—
Total distributions	(.42)		(.45)	(.47)		(.49)		(.52)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$7.06		$6.72	$6.89		$6.34		$5.27
Total Return (%)b	11.64	c	4.16	16.61	c	31.47	c	(24.19	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2	2		2		3
Ratio of expenses before expense reductions (%)	1.85		1.87	1.87		1.89		1.90
Ratio of expenses after expense reductions (%)	1.85		1.87	1.80		1.77		1.77
Ratio of net investment income (%)	6.02		6.32	7.11		8.23		7.35
Portfolio turnover rate (%)	69		57	71		67		35
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.76		$6.93	$6.38		$5.27		$7.51
Income (loss) from investment operations: Net investment income (loss)a	.42		.44	.47		.46		.51
Net realized and unrealized gain (loss)	.35		(.16)	.55		1.12		(2.23)
Total from investment operations	.77		.28	1.02		1.58		(1.72)
Less distributions from: Net investment income	(.42)		(.44)	(.47)		(.45)		(.52)
Net realized gains on investment transactions	—		(.01)	—		—		—
Return of capital	—		—	—		(.02)		—
Total distributions	(.42)		(.45)	(.47)		(.47)		(.52)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$7.11		$6.76	$6.93		$6.38		$5.27
Total Return (%)b	11.84	c	4.21	16.60	c	31.69	c	(24.19	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		10	11		8		6
Ratio of expenses before expense reductions (%)	1.81		1.81	1.82		1.83		1.84
Ratio of expenses after expense reductions (%)	1.80		1.81	1.76		1.71		1.72
Ratio of net investment income (%)	6.05		6.37	7.15		8.29		7.41
Portfolio turnover rate (%)	69		57	71		67		35
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.77	$6.94	$6.39	$5.28	$7.51
Income (loss) from investment operations: Net investment income (loss)a	.48	.50	.53	.52	.57
Net realized and unrealized gain (loss)	.35	(.15)	.55	1.11	(2.22)
Total from investment operations	.83	.35	1.08	1.63	(1.65)
Less distributions from: Net investment income	(.49)	(.51)	(.53)	(.50)	(.58)
Net realized gains on investment transactions	—	(.01)	—	—	—
Return of capital	—	—	—	(.02)	—
Total distributions	(.49)	(.52)	(.53)	(.52)	(.58)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$7.11	$6.77	$6.94	$6.39	$5.28
Total Return (%)b	12.68	5.19	17.60	32.79	(23.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264	260	290	246	183
Ratio of expenses before expense reductions (%)	.89	.90	.98	.82	.94
Ratio of expenses after expense reductions (%)	.89	.89	.92	.70	.81
Ratio of net investment income (%)	6.97	7.30	7.98	9.30	8.31
Portfolio turnover rate (%)	69	57	71	67	35
a Based on average shares outstanding during the period. b Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.72	$6.88	$6.34		$5.26		$7.50
Income (loss) from investment operations: Net investment income (loss)a	.49	.52	.54		.53		.58
Net realized and unrealized gain (loss)	.34	(.15)	.54		1.10		(2.22)
Total from investment operations	.83	.37	1.08		1.63		(1.64)
Less distributions from: Net investment income	(.49)	(.52)	(.54)		(.53)		(.60)
Net realized gains on investment transactions	—	(.01)	—		—		—
Return of capital	—	—	—		(.02)		—
Total distributions	(.49)	(.53)	(.54)		(.55)		(.60)
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$7.06	$6.72	$6.88		$6.34		$5.26
Total Return (%)	12.89	5.52	17.78	b	33.12	b	(23.31	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	34	44		44		36
Ratio of expenses before expense reductions (%)	.74	.73	.74		.72		.76
Ratio of expenses after expense reductions (%)	.74	.73	.68		.60		.63
Ratio of net investment income (%)	7.11	7.46	8.23		9.41		8.50
Portfolio turnover rate (%)	69	57	71		67		35
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global High Income Fund (formerly DWS High Income Plus Fund) (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund generally in the form of Assignments, but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $50,954,000, including $48,457,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($23,451,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first; and approximately $2,497,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($412,000) and long-term losses ($2,085,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,037,385
Capital loss carryforwards	$(50,954,000)
Net unrealized appreciation (depreciation) on investments	$10,482,071

In addition, during the year ended October 31, 2012, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$23,998,174	$26,984,280

*For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended October 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the Fund invested in credit default swap contracts sold with a total notional value generally indicative of a range from approximately $8,090,000 to $9,045,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $13,938,000 to $48,400,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,919,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts
Credit Contracts (a)	$722,270

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(27,449)	$(27,449)
Foreign Exchange Contracts (b)	(99,369)	—	(99,369)
	$(99,369)	$(27,449)	$(126,818)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$429,407	$429,407
Foreign Exchange Contracts (b)	522,355	—	522,355
	$522,355	$429,407	$951,762

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$163,418	$163,418
Foreign Exchange Contracts (b)	(67,791)	—	(67,791)
	$(67,791)	$163,418	$95,627

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $237,841,617 and $225,491,236, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the year ended October 31, 2012, the fee persuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.90%.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%
Institutional Class	.82%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $341,197, of which $29,942 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$17,178	$638	$2,180
Class B	875	27	115
Class C	3,800	836	—
Class S	122,877	3,877	15,723
Institutional Class	3,788	—	617
	$148,518	$5,378	$18,635

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$10,452	$751
Class C	82,695	7,759
	$93,147	$8,510

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$73,471	$13,727	.24%
Class B	3,452	496	.25%
Class C	27,541	5,037	.25%
	$104,464	$19,260

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2012 aggregated $4,905.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $2,667 and $1,893, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $314 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,655, of which $10,600 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,075.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2012, there was one shareholder account that held approximately 26% of the outstanding shares of the Fund.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,918,625	$13,254,371	1,895,591	$12,945,426
Class B	9,549	65,407	15,695	109,724
Class C	528,061	3,643,746	441,982	3,066,892
Class S	7,350,219	50,765,906	8,399,345	57,699,424
Institutional Class	1,961,061	13,455,927	1,312,714	8,879,998
		$81,185,357		$82,701,464
Shares issued to shareholders in reinvestment of distributions
Class A	272,122	$1,868,098	279,905	$1,917,760
Class B	10,952	74,813	14,946	102,327
Class C	74,867	516,198	73,383	504,510
Class S	2,156,557	14,868,444	2,480,952	17,115,611
Institutional Class	384,598	2,634,118	380,322	2,601,761
		$19,961,671		$22,241,969
Shares redeemed
Class A	(2,121,094)	$(14,414,149)	(1,942,106)	$(13,277,535)
Class B	(95,107)	(652,013)	(96,544)	(665,616)
Class C	(351,708)	(2,412,298)	(578,337)	(3,906,075)
Class S	(10,696,505)	(73,326,102)	(14,371,332)	(98,860,094)
Institutional Class	(1,410,421)	(9,749,491)	(2,953,838)	(20,460,358)
		$(100,554,053)		$(137,169,678)
Redemption fees		$25,636		$26,578
Net increase (decrease)
Class A	69,653	$711,684	233,390	$1,587,868
Class B	(74,606)	(511,793)	(65,903)	(453,505)
Class C	251,220	1,748,282	(62,972)	(334,287)
Class S	(1,189,729)	(7,670,549)	(3,491,035)	(24,021,144)
Institutional Class	935,238	6,340,987	(1,260,802)	(8,978,599)
		$618,611		$(32,199,667)

I. Changes to Investment Strategies, Policies and Fund Name

Effective February 1, 2012, the Fund's investment strategy changed to permit the Fund to invest in an expanded universe of non-U.S. dollar-denominated below-investment-grade debt securities. In connection with this implementation of the new strategy, the Fund's name changed to DWS Global High Income Fund (formerly DWS High Income Plus Fund). For a description of the new strategy, please see the Fund's current prospectus dated February 1, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global High Income Fund (formerly DWS High Income Plus Fund) (the "Fund") at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,054.80	$1,050.80	$1,052.50	$1,055.80	$1,058.20
Expenses Paid per $1,000*	$5.58	$9.54	$9.34	$4.55	$3.88
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.71	$1,015.84	$1,016.04	$1,020.71	$1,021.37
Expenses Paid per $1,000*	$5.48	$9.37	$9.17	$4.47	$3.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global High Income Fund	1.08%	1.85%	1.81%	.88%	.75%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2012 calendar year after year end.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Global High Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011. The Board recognized that DWS has made changes in an effort to improve Fund performance, including strategy changes in February 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DGHIF-2
(R-024965-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL HIGH INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$66,588	$0	$0	$0
2011	$62,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012